UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2020

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

 (Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	HTBX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.   Regulation FD Disclosure.

On April 29, 2020, Heat Biologics, Inc. (the “Company”) issued a press release announcing its strategy and anticipated Q2 2020 milestones for its COVID-19 vaccine program, which anticipated Q2 2020 milestones include (i) completion of development of a cell-based vaccine expressing gp96-Ig, OX40L-Ig and SARS-CoV-2 protein S; (ii) generation of proof of concept  data demonstrating vaccine immunogenicity in relevant preclinical models; and (iii) submission of grant applications to fund and accelerate COVID-19 vaccine development.  Commencement of preclinical testing of the vaccine is planned to commence this quarter, with the reporting of preliminary data shortly thereafter. The strategy includes a focus on providing prophylactic protection to elderly patients and those with underlying health conditions and driving a cellular immune response via CD8+ T cells, in addition to a humoral immune response.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached to this Current Report on Form 8-K are being furnished under Item 7.01 of Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

The press release attached as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

The Company undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K or the press release attached to this Current Report on Form 8-K as Exhibit 99.1, although it may do so from time to time if its management believes it is appropriate. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

Item 8.01   Other Information

On April 29, 2020, the Company announced its strategy and anticipated Q2 2020 milestones for its COVID-19 vaccine program, which anticipated Q2 2020 milestones include (i) completion of development of a cell-based vaccine expressing gp96-Ig, OX40L-Ig and SARS-CoV-2 protein S; (ii) generation of proof of concept  data demonstrating vaccine immunogenicity in relevant preclinical models; and (iii) submission of grant applications to fund and accelerate COVID-19 vaccine development.  Commencement of preclinical testing of the vaccine is planned to commence this quarter, with the reporting of preliminary data shortly thereafter. The strategy includes a focus on providing prophylactic protection to elderly patients and those with underlying health conditions and driving a cellular immune response via CD8+ T cells, in addition to a humoral immune response.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit Number	Exhibit Description

99.1	Press Release, issued by Heat Biologics, Inc. on April 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2020	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer